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                                                                  EXHIBIT 10.1.2

                             AMENDMENT NO. 2 TO THE
                                CREDIT AGREEMENT


                                                Dated as of November 14, 2001

         AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among NTELOS Inc. (formerly known as CFW Communications Company), a Virginia corporation (the "Borrower"),
                                                                   --------
the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), Morgan Stanley
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Senior Funding, Inc., as Administrative Agent (the "Agent"), First Union
                                                    -----
National Bank, as Syndication Agent, Suntrust Bank, as Documentation Agent, Bank of America, N.A. and Branch Banking and Trust Company, as Co-Managing Agents and Morgan Stanley & Co. Incorporated, as Collateral Agent.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of July 26, 2000 (as amended by Amendment No. 1 to the Credit Agreement, dated as of July 23, 2001, and as otherwise amended, supplemented or otherwise modified through the date hereof, the "Credit
                                                                 ------
Agreement"). Capitalized terms not otherwise defined in this Amendment have the
---------
same meanings as specified in the Credit Agreement.

         (2) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

               SECTION 1. Amendments to Credit Agreement. The Credit Agreement
                          ------------------------------
is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

               (a) The definition of "Senior Leverage Ratio" in Section 1.01 is amended in its entirety to read as follows:

                      "Senior Leverage Ratio" means, at any time, the ratio of
         (x) Consolidated Debt for Borrowed Money of the Financial Covenants Parties (without duplication) (other than Subordinated Debt and any other Debt for Borrowed Money that is not secured by Liens on any asset or property of the Financial Covenants Parties) plus (y) (without
                                                         ----
         duplication) all Debt of the Conestoga Subsidiaries, in each case, as of the end of the most recently completed fiscal quarter of the Borrower for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, to Consolidated EBITDA of the Financial Covenants Parties (without duplication) for the four fiscal quarter period ending at the end of such fiscal quarter.

               (b) Section 5.04(a)(i) is amended in its entirety to read as follows:

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                      (i)    Senior Secured Debt to Total Capital. The Borrower
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               will not permit the ratio of Consolidated Debt for Borrowed Money of the Borrower and its Subsidiaries (other than Subordinated
               Debt and any other Debt for Borrowed Money that is not secured by Liens on any asset or property of the Borrower and its Subsidiaries) to Total Capital in each case on any day on which a Borrowing occurs and the last day of each fiscal quarter of the Borrower to exceed 35%.

               SECTION 2. Conditions of Effectiveness. This Amendment shall
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become effective as of July 26, 2000 when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by each other Loan Party.

               SECTION 3. Representations and Warranties of the Borrower. The
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Borrower represents and warrants as follows:

               (a) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date; and

               (b) no Default has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Amendment.

               SECTION 4. Reference to and Effect on the Loan Documents. (a) On
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and after the effectiveness of this Amendment, each reference in the Credit
Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

               (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 5. Execution in Counterparts. This Amendment may be
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executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall

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constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

               SECTION 6. Governing Law. This Amendment shall be governed by,
                          -------------
and construed in accordance with, the laws of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       NTELOS INC.

                                       By_______________________________________
                                         Title:


                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                       as Administrative Agent and as Lender

                                       By_______________________________________
                                         Title:


                                        [LENDERS]

                                       By_______________________________________
                                         Title:

                                       [Etc.]